UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2024, Virpax Pharmaceuticals, Inc. (the “Company”) entered into a Separation Agreement and Release, dated May 2, 2024 (the “Separation Agreement”), with Jeffrey Gudin, MD pursuant to which Dr. Gudin resigned from his positions of Chief Medical Officer and Executive Vice President of the Company. The resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Dr. Gudin will continue serve as a Class III Director of the Company.

Pursuant to the Separation Agreement, the Company will pay Dr. Gudin $81,900, at the rate $6,825 semi-monthly for six (6) months in accordance with the Company’s regular payroll schedule and reimburse him for payments made for COBRA coverage for himself and his family for the lesser of six months or the date he becomes eligible for medical benefits through another employer.

Dr. Gudin’s outstanding options to purchase up to an aggregate of 20,616 shares of common stock, of which options to purchase up to 5,358 shares of common stock have not yet vested, will continue to vest and be exercisable in accordance with the terms of the Company’s 2022 Equity Incentive Plan and his option award agreement.

The Separation Agreement contains a general release of all claims against the Company and its current and former officers, directors, employees and agents, and a mutual non-disparagement clause.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement between Virpax Pharmaceuticals, Inc. and Jeffrey Gudin, MD, dated May 2, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: May 2, 2024	By:	/s/ Gerald Bruce
	Name:	Gerald Bruce
	Title:	Chief Executive Officer

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